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                                                                       Exhibit 6


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                                   WELCOME TO




                                 NATIONWIDE LIFE
                                INSURANCE COMPANY






                                  SPECIMEN COPY





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[NATIONWIDE INSURANCE LOGO]

                                     PART I

                                               NATIONWIDE LIFE INSURANCE COMPANY
EMPLOYER-SPONSORED                             P.O. BOX 182150
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE       COLUMBUS,  OHIO  43218-2150


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
1.    EMPLOYER INFORMATION
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Employer Name                                                                                     Taxpayer ID Number

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Address (City, State, Zip Code)

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2.    INSURED
------------------------------------------------------------------------------- -------------------------- -------------------------
Name of Insured (First, Middle, Last)                                           Home Telephone             Business Telephone

                                                                                (      )                   (      )
------------------------------------------------------------------------------- -------------------------- -------------------------
                                                                                       Social Security
Sex  [ ] M  [ ] F   Age           Date of Birth    /    /    Birth Place               Number                       -      -

------------------- ------------- -------------------------- ------------------------- ---------------------------------------------
Street Address                                                 City             State             Zip Code         County

-------------------------------------------------------------- ---------------- ----------------- ---------------- -----------------
3. OWNER (If other than Employer)
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Full Name                                                                       Date of Birth     Relationship to Insured

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Address                                                                                           Social Sec or Tax ID Number

                                                                                                           -        -
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4. BENEFICIARY (If other than Employer)
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      FULL NAME OF                                                 DATE OF               RELATIONSHIP               SOCIAL
      BENEFICIARY                   ADDRESS                         BIRTH                 TO INSURED              SECURITY #



------------------------ ------------------------------     ---------------------    ---------------------    ----------------------

------------------------ ------------------------------     ---------------------    ---------------------    ----------------------

------------------------ ------------------------------     ---------------------    ---------------------    ----------------------
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5.    SPECIFIED AMOUNT AND PREMIUM PLAN
----------------------------------- ------------------------------------------------------------------------------------------------
         SPECIFIED AMOUNT                                                   PLANNED PREMIUM

  $                                 [ ] Employer List Bill  $                        [ ]Annual             $
   ---------------------------                                ------------------                            -----------------------
                                    [ ] Monthly             $                        [ ]Semi-Annual        $
     TARGET SPECIFIED AMOUNT                                  ------------------                            -----------------------
        (INCLUSIVE OF APR)              (Electronic Funds Transfer)                  [ ]Quarterly          $
                                        (Attach completed authorization                                     -----------------------
  $                                      and void check)                             [ ]Other              $
   --------------------------                                                                               -----------------------

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6.    OPTIONAL BENEFIT RIDERS
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[ ]  Additional Protection Rider (Attach Schedule of Target Specified Amounts, if applicable)
[ ]  Other
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7.    DEATH BENEFIT OPTION
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[ ] OPTION 1        (The Specified Amount, or a multiple of the Contract Value, whichever is greater.)
[ ] OPTION 2        (The Specified Amount, plus premium Contract Value, or a multiple of the Contract
                    Value, whichever is greater.)
[ ] OPTION 3        (The Specified Amount, plus the premium accumulation at  _________% interest or a multiple of the
                    Contract Value, whichever is greater.)
                    (IF NO OPTION IS SELECTED, OPTION 1 IS ELECTED.)
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

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
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8.    SUPPLEMENTAL INFORMATION
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a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 3 months?  (Disregard vacation days and absences that total less than 5 days.)
     [ ]Yes    [ ]No    If No, explain and complete PART II
                                                            ---------------------------------------------------------------------

b. Have you used any tobacco products in the past 12 months?
     [ ]Yes    [ ]No    If Yes, specify   Type:                                     Frequency:
                                               ---------------------------------               ----------------------------------

c. Will the insurance applied for replace existing Life Insurance or Annuities
   on any person here proposed for insurance?   [ ]Yes [ ]No If Yes, explain
                                                                             ----------------------------------------------------

                                                                             ----------------------------------------------------
                                                                           (Complete and send replacement forms where applicable.)


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9.    SUITABILITY
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                                                                                                                        YES  NO
a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending
   on the investment experience of the Variable Account?.............................................................   [ ]  [ ]

b. Do you believe that this policy will meet your insurance needs and financial objectives?..........................   [ ]  [ ]

c. Have you received a current copy of the prospectus?...............................................................   [ ]  [ ]

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10.   ALLOCATIONS
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 FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY
 OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL; NET PREMIUMS WILL BE ALLOCATED
 TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED
 ACCOUNT IF SELECTED UNTIL THE END OF THE RIGHT TO CANCEL PERIOD. AT THE END OF
 THIS PERIOD, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNTS INDICATED
 BELOW. FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE
 ALLOCATED TO THE SUBACCOUNTS AT THE BEGINNING OF THE SHORT TERM RIGHT TO CANCEL
 PERIOD. YOUR SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY
 SINGLE SUBACCOUNT IS 1%. NO FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL
 APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF
 NO ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)
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NEUBERGER & BERMAN                              OPPENHEIMER VARIABLE ACCOUNTS FUND       DREYFUS, INC.
ADVISERS MANAGEMENT TRUST                       _____ % Bond Fund                        _____ % Stock Index Fund
_____ % Limited Maturity Bond Port.             _____ % Multiple Strategies Fund         _____ % Socially Responsible
_____ % Growth Port.                            _____ % Global Securities Fund                    Growth Fund
_____ % Partners Port.                          _____ % Growth Fund                      _____ % VIF Capital Appreciation
                                                                                                  Port.
MORGAN STANLEY UNIVERSAL                        FIDELITY VIP FUNDS                       _____ % VIF Growth & Income Port.
FUNDS, INC.                                     _____ % High Income Port.
_____ % Emerging Markets Debt                   _____ % Equity-Income Port.              NATIONWIDE SEPARATE ACCOUNT TRUST
         Port.                                  _____ % Growth Port.                     _____ % Money Market Fund
                                                _____ % Overseas Port.                   _____ % Government Bond Fund
WARBURG PINCUS TRUST                            _____ % Asset Manager Port.              _____ % Total Return Fund
_____ % International Equity Port.              _____ % Contrafund Port.                 _____ % Capital Appreciation Fund
_____ % Small Company Growth Port.              _____ % Growth Opportunities Port.       _____ % Small Company Fund
_____ % Post-Venture Capital Port.
                                                AMERICAN CENTURY VARIABLE PORTFOLIOS,    VAN ECK WORLDWIDE INSURANCE TRUST
VAN KAMPEN AMERICAN CAPITAL                     INC.                                     _____ % Worldwide Hard Assets Fund
LIFE INVESTMENT TRUST                           _____ % VP Capital Appreciation          _____ % Worldwide Bond Fund
_____ % Morgan Stanley Real Estate              _____ % VP Balanced                      _____ % Worldwide Emerging Markets
         Securities Port.                       _____ % VP International                         Fund
                                                _____ % VP Value
STRONG VARIABLE INSURANCE                                                                OTHER AVAILABLE FUNDS
FUNDS, INC.                                     NATIONWIDE LIFE                          _____ % __________________________
_____ % Discovery Fund II                       INSURANCE CO.                            _____ % __________________________
_____ % Opportunity Fund II                     _____ % Fixed Account
_____ % International Stock Fund II

----------------------------------------------- ---------------------------------------- -------------------------------------------


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11.   TAXPAYER IDENTIFICATION NUMBER
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  Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

  [ ] Check this box if the Internal Revenue Service has notified you that you are NOT subject to the provisions of this law. Otherwise, your signature on this application is certification that the taxpayer identification number on this application is true, correct, and complete.

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12.   IMPORTANT NOTICE
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  I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY
  INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN OF THE SUBACCOUNT(S)
  I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CONTRACT
  VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.

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      AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1. This application and any amendments to it, will become a part of the Policy. They are the basis of any insurance issued upon this application.

2. Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3. No agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

4. No information will be considered as having been given to Nationwide unless it is written in this application.

5. Insurance will only take effect when all of the following conditions are met:

     a.  If a Policy is issued by Nationwide and is accepted by me; and

     b.  If the full first premium is paid; and

     c. If all the answers and statements made on the application and amendments continue to be true to the best of my knowledge and belief.

Signed at                        , on                              ,           .
          ----------------------     ------------------------------ -----------

  -----------------------------------      -----------------------------------
    Signature of Proposed Insured                  Signature of Owner

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  I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

  To the best of my knowledge, the insurance applied for [ ] will [ ] will not (CHECK ONE) replace any life insurance or annuity.



---------------------------------------   --------------------------------------
Licensed Resident Agent Signature  Firm   Agent's Name (Print) License ID Number

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


                                     PART II

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13.   PERSONAL INFORMATION
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                                                                                                                        YES   NO
a. Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or Health
   Insurance) declined, postponed, rated-up or limited?..............................................................   [ ]  [ ]
   (If "Yes", provide details below.)

b. Have you ever applied for or received disability payments for any illness or injury?..............................   [ ]  [ ]
   (If "Yes", provide details below.)

c. Has either of your natural parents suffered cardiovascular disease or death prior to age 60?......................   [ ]  [ ]

d. Have you ever had your driver's license suspended or revoked; or been convicted of driving while
   impaired or intoxicated; or been convicted in the past three years of more than one moving violation?.............   [ ]  [ ]
   (If "Yes", provide details, driver's license #, and state of issue below.)

e. Have you ever been convicted of a felony, misdemeanor, or any other crime or have you ever used
   drugs other than as prescribed by a physician?....................................................................   [ ]  [ ]
   (If "Yes", provide details below.)

f. In the past 3 years have you engaged in, or do you intend to engage in:  flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of
   body-contact or life-threatening sport?...........................................................................   [ ]  [ ]
   (If "Yes", complete an Aviation/Hazardous Activities Questionnaire.)

DETAILS:
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14.   MEDICAL QUESTIONS AND INFORMATION
      (For each "yes" answer circle the appropriate item and provide details in #15 below.)
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                                                                                                                        YES   NO
To the best of your knowledge and belief, in the past 10 years have you been treated for or been diagnosed by a member of the medical profession as having:

a. Alcoholism, drug use other than as prescribed by a physician, nervous or mental disorder?.........................   [ ]  [ ]

b. High blood pressure, epilepsy or stroke, Alzheimer's disease, disease of the pancreas or lymph glands,
   blood disorder?...................................................................................................   [ ]  [ ]

c. Chest pains, heart attack or other heart disorder, diabetes, kidney disorder, lung or respiratory disorder
   or any cancer or malignancy?......................................................................................   [ ]  [ ]

d. AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-related complex), or any other AIDS-related.................
   condition, or received a positive result of an HIV test?..........................................................   [ ]  [ ]

e. Any chronic or persistent disease not mentioned previously?.......................................................   [ ]  [ ]

Within the past five years, have you:

f. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner,
   or by any hospital, clinic, or other medical facility not previously mentioned?...................................   [ ]  [ ]

g. Had any disease, disorder, injury, or operation not previously mentioned?.........................................   [ ]  [ ]

Within the past two years, have you:

h. Taken or do you currently take any prescription medication (If so, state name of drug, reason for taking
   drug and frequency below)?........................................................................................   [ ]  [ ]

i. Been advised to have any surgery, hospitalization, treatment or test that was not completed?......................   [ ]  [ ]
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15.   DETAILS OF MEDICAL HISTORY
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 QUESTION NUMBER
    & LETTER            DATES       DETAILS      (BE SPECIFIC.  GIVE FULL NAMES, ADDRESSES AND TELEPHONE
                                                 NUMBER, IF AVAILABLE, OF PHYSICIANS, HOSPITALS, ETC.)
------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

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

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
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16.   PERSONAL PHYSICIAN INFORMATION
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Name, address, and phone number of Personal Physician
                                                      ----------------------------------------------------------------------------

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Date last consulted, reason and results
                                       -------------------------------------------------------------------------------------------

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Proposed Insured's Height:                                    Weight:
                          -----------------                           ------------------

17.   INSURANCE INFORMATION
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  List all Life Insurance now in force on Proposed Insured. If none, write "NONE".

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                                                                           Year      Accidental
        Insurance Company           Policy Number          Amount         Issued       Death              To Be Replaced?
 ----------------------------- ----------------------- --------------- ----------- ----------------- -----------------------------

 ----------------------------- ----------------------- --------------- ----------- ----------------- -----------------------------

 ----------------------------- ----------------------- --------------- ----------- ----------------- -----------------------------

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18.   SPECIAL INSTRUCTIONS
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




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                     AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1. This application and any amendments to it, and any related medical examinations will become a part of the Policy. They are the basis of any insurance issued upon this application.
2. Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.
3. No medical examiner or no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.
4. Insurance will only take effect when all of the following conditions are met:

     a. If a Policy is issued by Nationwide and is accepted by me; and

     b. If the full first premium is paid; and

     c. If all the answers and statements made on the application and amendments continue to be true to the best of my knowledge and belief.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970. Also, the Medical Information Bureau disclosure form has been given to me. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at                                 , on                       ,         .
         ---------------------------------    -----------------------   -------

                                          ------------------------------------
                                             Signature of Proposed Insured
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I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

To the best of my knowledge, the insurance applied for   [ ] will   [ ] will not
(CHECK ONE) replace any life insurance or annuity.


----------------------------------------  --------------------------------------
Licensed Resident Agent Signature  Firm   Agent's Name (Print) License ID Number

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


     PROVIDE TO PROPOSED INSURED ONLY IF PART II OF APPLICATION IS COMPLETED

                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED
  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life Insurance Company, Box 182150, Columbus, Ohio 43218-2150.



                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston Massachusetts, 02112, telephone number (617) 426-3660.

Nationwide Life Insurance Company, or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.